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                                                                    Exhibit 23.6
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, of our report on Security Capital Group Incorporated dated March 27, 2002 and to all references to our Firm included in or made a part of this registration statement.




                                                         /s/ Arthur Andersen LLP
Chicago, Illinois
April 11, 2002